SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): June 14, 2007

UPFC Auto Receivables Trust 2007-A

(Exact name of registrant as specified in charter)

Delaware	333-140138-01	20-5528859
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

c/o UPFC Auto Financing Corporation (as Depositor) 860 W. Airport Freeway, Suite 702 Hurst, Texas	76054
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (817) 282-9451

This filing relates to Registration Statement No. 333-140138-01

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (I7 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

UPFC Auto Financing Corporation (“UAFC”), as depositor, and United Auto Credit Corporation (“UACC”), as sponsor, have caused a newly formed issuing entity, UPFC Automobile Receivables Trust 2007-A (the “Issuing Entity”), to issue $54,000,000 Class A-1 5.33% Asset Backed Notes, $97,000,000 Class A-2 5.46% Asset Backed Notes and $99,000,000 Class A-3 5.53% Asset Backed Notes (collectively, the “Notes”) and an Asset Backed Certificate (the “Certificate”), on June 14, 2007 (the “Closing Date”). The Notes are registered under the Registration Statement as previously declared effective on February 5, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed and opinions rendered in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement attached hereto as Exhibit 4.1, dated as of February 6, 2007, as amended and restated as of June 14, 2007 (the “Trust Agreement”), between UAFC and Wells Fargo Delaware Trust Company (“Wells Fargo”), as Owner Trustee. The Notes were issued pursuant to the Indenture attached hereto as Exhibit 4.2, dated as of June 1, 2007 (the “Indenture”), between the Issuing Entity and Deutsche Bank Trust Company Americas (“DBTCA”), as Trustee and Trust Collateral Agent. The Notes were sold to Deutsche Bank Securities Inc. (the “Underwriter”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of June 5, 2007 (the “Underwriting Agreement”), among UACC, UAFC and the Underwriter.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “sub-prime” automobile loan contracts (the “Receivables”) secured by new and pre-owned automobiles, light duty trucks and vans. UAFC purchased the Receivables from UACC pursuant to the Sale Agreement attached hereto as Exhibit 10.4, dated as of June 1, 2007 (the “Sale Agreement”), between UACC and UAFC. The Issuing Entity purchased the Receivables from UAFC pursuant to the Sale and Servicing Agreement attached hereto as Exhibit 10.1, dated as of June 1, 2007 (the “Sale and Servicing Agreement”), among the Issuing Entity, UAFC, UACC, DBTCA, as Backup Servicer and Trust Collateral Agent, and CenterOne Financial Services LLC, as Designated Backup Subservicer. UACC, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement.

As of April 30, 2007 (the “Statistical Calculation Date”), the Receivables had the characteristics described in the Prospectus Supplement dated June 5, 2007 (the “Prospectus Supplement”), filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended, on June 11, 2007. As of May 31, 2007 ( the “Cutoff Date”), the Receivables had the characteristics set forth in Exhibit 99.1 of the Form 8-K filed by the Issuing Entity with the Commission on June 15, 2007.

On the Closing Date, MBIA Insurance Corporation (the “Insurer”) issued the Note Guaranty Insurance Policy attached hereto as Exhibit 10.5 dated as of June 14, 2007 (the “Policy”), pursuant to which it unconditionally and irrevocably guarantees the payments of interest and certain payments of principal due on the Notes during the term of the Policy. The Policy was issued pursuant to the terms of the Insurance Agreement attached hereto as Exhibit 10.2 dated as of June 14, 2007 (the “Insurance Agreement”), among the Insurer, DBTCA, as the Indenture Trustee, the Issuing Entity, UAFC and UACC. The Insurance Agreement specifies the conditions precedent to the issuance of the Policy, the premium payable in respect thereof and certain indemnification obligations of the Issuing Entity, UAFC, UACC and the Indenture Trustee to the Insurer.

A spread account (“Spread Account”) was established on the Closing Date, for the benefit of the Insurer and the Noteholders, to hold a reserve of cash that is available to pay certain amounts that are payable by the Issuing Entity that otherwise would remain unpaid after application of collections on the Receivables. The Spread Account was established pursuant to the Spread Account Agreement attached hereto as Exhibit 10.3, dated as of June 15, 2007 (the “Spread Account Agreement”), among the Insurer, the Issuing Entity and DBTCA, as the Trustee, the Trust Collateral Agent and the Collateral Agent.

Pursuant to the Indemnification Agreement attached hereto as Exhibit 10.6 dated as of June 5, 2007 (the “Indemnification Agreement”), among the Insurer, UACC and the Underwriter, the Insurer agreed to indemnify UACC and the Underwriters and the Underwriters agreed to indemnify the Insurer, in each case with respect to certain disclosure in the Prospectus Supplement. Pursuant to the Insurance Agreement, UACC and UAFC agreed to indemnify the Insurer with respect to certain disclosure in the Prospectus Supplement. Pursuant to the Underwriting Agreement, UACC and the Underwriter agreed to indemnify each other with respect to certain disclosure in the Prospectus Supplement.

ITEM 9.01.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPFC Auto Financing Corporation

Date: June 15, 2007

/s/ David J. Carlton
David J. Carlton
Senior Vice President

INDEX TO EXHIBITS

Exhibit No.	Description	Page

1.1	Underwriting Agreement among United Auto Credit Corporation, UPFC Auto Financing Corporation and Deutsche Bank Securities Inc., dated June 5, 2007.

4.1	Amended & Restated Trust Agreement, between UPFC Auto Financing Corporation and Wells Fargo Delaware Trust Company, dated as of June 14, 2007.

4.2	Indenture, between the Trust and Deutsche Bank Trust Company Americas, dated as of June 1, 2007.

5.1	Opinion of Mitchell Silberberg & Knupp LLP as to legality.

8.1	Opinion of Mitchell Silberberg & Knupp LLP as to certain tax matters.

10.1	Sale and Servicing Agreement, among the Issuing Entity, UPFC Auto Financing Corporation, United Auto Credit Corporation, Deutsche Bank Trust Company Americas and CenterOne Financial Services LLC, dated as of June 1, 2007.

10.2	Insurance Agreement among MBIA Insurance Corporation, Deutsche Bank Trust Company Americas, the Issuing Entity, United Auto Credit Corporation and UPFC Auto Financing Corporation dated as of June 14, 2007.

10.3	Spread Account Agreement among the Issuing Entity, MBIA Insurance Corporation, and Deutsche Bank Trust Company Americas, dated as of June 14, 2007.

10.4	Sale Agreement, between United Auto Credit Corporation and UPFC Auto Financing Corporation, dated June 1, 2007.

10.5	Note Guaranty Insurance Policy, dated as of June 14, 2007 and delivered by MBIA Insurance Corporation.

10.6	Indemnification Agreement among United Auto Credit Corporation, MBIA Insurance Corporation and Deutsche Bank Securities Inc. dated as of June 5, 2007.

23.1	Consent of Mitchell Silberberg & Knupp LLP (included as part of Exhibit 5.1).

23.2	Consent of Mitchell Silberberg & Knupp LLP (included as part of Exhibit 8.1).